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                                                                 EXHIBIT 10.18

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED


                             AMENDMENT TO AGREEMENT

         THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into effective as of July 1, 2003 (the "Amendment Effective Date"), by and between STRUCTURAL GENOMIX, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 ("SGX") and ELI LILLY AND COMPANY., a corporation organized and existing under the laws of the state of Indiana and having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285, ("Lilly"). Lilly and SGX may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

         A. Lilly and SGX have entered into a Collaboration and License Agreement (the "Agreement") effective April 14, 2003, under which the Parties have agreed to conduct a collaborative research program.

         B. The Parties desire to amend the terms of the Agreement to provide, among other things, for the transfer between the parties of additional biological materials in furtherance of the research program, as provided in this Amendment.

         NOW, THEREFORE, the Parties agree as follows:

1.       AMENDMENT OF THE AGREEMENT

         The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement.

         1.1 AMEND SECTION 2.1. Section 2.1 of the Agreement is hereby amended to delete the third sentence in its entirety and replace it with the following:
"SGX will commit a total of at least [...***...] ([...***...]) [...***...] to the Research Collaboration during the period between March 26, 2003 and the [...***...] of the Effective Date, with a minimum of [...***...] ([...***...])
[...***...] being used between March 26, 2003 and December 31, 2003."

         1.2 INSERT NEW SECTION 2.4A. The following Section 2.4A is inserted:
"2.4A Additional Materials. In addition to any SGX Materials and Lilly Materials which may be provided by the parties under Sections 2.3 and 2.4, from time to time during the Term of the Research Collaboration, SGX and Lilly (each a "Disclosing Party") may, at the Disclosing Party's discretion, provide the other Party (the "Receiving Party") with other biological and/or chemical materials, which materials may be used by the Receiving Party solely for the purposes of the Research Collaboration. For the purposes of Articles 8 and 9, materials provided by SGX



                                       1.    ***CONFIDENTIAL TREATMENT REQUESTED
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under this Section will be deemed SGX Materials, and materials provided by Lilly under this Section will be deemed Lilly Materials.

         1.3 AMEND SECTION 4.1. Section 4.1 of the Agreement is hereby amended to delete subsection (b) in its entirety and replace it with the following: "(b) Within forty-five (45) days after December 31, 2003, Lilly will pay SGX a non-refundable research fee of $[...***...], provided that SGX has met the FTE commitment set forth in Section 2.1 for the period from March 26, 2003 to December 31, 2003."

         1.4 AMEND SECTION 5.2. Section 5.2 of the Agreement is hereby amended to add the following sentence: "Notwithstanding the rights granted in Section 5.1(a), Lilly may only use SGX Materials which include or are generated by SGX using, reagents obtained by SGX from [...***...] Corporation and which are identified by SGX in writing as "[...***...] Materials", for Lilly's internal research purposes (on its own behalf or on behalf of its collaborators).

2. MISCELLANEOUS

         2.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

         2.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



         IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

                                    ELI LILLY AND COMPANY

                                    By: /s/ [Illegible]
                                        ----------------------------------

                                    Title: Vice President DCRT
                                           -------------------------------


                                    STRUCTURAL GENOMIX, INC.

                                    By: /s/ [Illegible]
                                        ----------------------------------

                                    Title: President
                                           -------------------------------




                                       2.    ***CONFIDENTIAL TREATMENT REQUESTED